UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2026 (June 1, 2026)

Chiron Real Estate Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Wisconsin Avenue, Suite 800

Bethesda, MD

20814

(Address of Principal Executive Offices)

(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	XRN	NYSE
Series A Preferred Stock, par value $0.001 per share	XRN PrA	NYSE
Series B Preferred Stock, par value $0.001 per share	XRN PrB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 2, 2026, Chiron Real Estate Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that the Company had, on June 1, 2026, completed its acquisitions of (i) The Landing Alexandria (the “Landing”), a senior housing community located in Alexandria, Virginia for a purchase price of $130 million, and (ii) The Riviera Alexandria (the “Riviera”), a senior housing community located in Alexandria, Virginia for a purchase price of $118.9 million.

This Current Report on Form 8-K/A amends the Initial 8-K to include the required financial information related to its acquisition of the Landing and the Riviera and should be read in conjunction with the Initial 8-K.

Item 8.01 Other Events.

In connection with this amendment, the Company is providing additional information regarding the Riviera, which opened in March 2026 and was in the early stages of lease-up as of the June 1, 2026 acquisition date. Because the Riviera had limited pre-acquisition operating history, the Company is providing, as Exhibit 99.2 to this Current Report on Form 8-K/A, an audited Statement of Assets Acquired and Liabilities Assumed of the Riviera as of June 1, 2026, together with the following supplemental unaudited operating information for the period from January 1, 2026 through June 1, 2026:

Occupancy rates at each quarter end and lease-up progress	9% as of March 31, 2026; 18% as of June 1, 2026
Number of leased units	23 leased units as of June 1, 2026
Average monthly rent per unit	$11,860 per unit as of June 1, 2026
Operating income or loss	Loss of $1.9 million for the five months ended June 1, 2026
Qualitative stabilization expectations	It is expected that the Riviera will deliver a yield-on-cost of greater than 7% upon stabilization in the second half of 2028.

This Item 8.01 contains forward-looking statements within the meaning of the federal securities laws, including statements regarding expected stabilization, anticipated yield-on-cost and other expectations regarding the future performance of the Riviera. These forward-looking statements are based on the Company’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including risks related to lease-up activity, occupancy levels, operating costs, market conditions, resident demand, integration of the acquired properties and other risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, except as required by law.

The information included in this Item 8.01 shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements that are required to be filed pursuant to this item are being filed with this amendment on Form 8-K/A.

(b) Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item are being filed with this amendment on Form 8-K/A.

(d)  Exhibits

23.1 Consent of Deloitte & Touche LLP for the financial statements of the Landing

23.2 Consent of Deloitte & Touche LLP for the Statement of Assets Acquired and Liabilities Assumed of the Riviera

99.1 Audited Financial Statements – The Landing

•	Independent Auditor’s Report

•	Balance Sheets as of March 31, 2026 (unaudited) and December 31, 2025

•	Statements of Operations for the three months ended March 31, 2026 (unaudited) and year ended December 31, 2025

•	Statements of Members’ Equity for the three months ended March 31, 2026 (unaudited) and year ended December 31, 2025

•	Statements of Cash Flows for the three months ended March 31, 2026 (unaudited) and year ended December 31, 2025

•	Notes to Financial Statements

99.2 Audited Statement of Assets Acquired and Liabilities Assumed – The Riviera

•	Independent Auditor’s Report

•	Statement of Assets Acquired and Liabilities Assumed as of June 1, 2026

•	Notes to the Statement of Assets Acquired and Liabilities Assumed

99.3 Pro Forma Financial Information

•	Unaudited Pro Forma Condensed Combined Financial Information of Chiron Real Estate Inc.

o	Pro Forma Condensed Combined Financial Statements

o	Pro Forma Condensed Combined Balance Sheet as of March 31, 2026

o	Notes to Pro Forma Condensed Combined Balance Sheet

o	Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2026

o	Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2025

o	Notes to Pro Forma Condensed Combined Statement of Operations

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chiron Real Estate Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: August 17, 2026